Exhibit 99.2

TRxADE Health, Inc. Announces Name Change to Scienture Holdings, Inc. and Ticker Symbol Change to “SCNX”

TRxADE Health, Inc. today announced that it changed its name and ticker symbol to “Scienture Holdings, Inc.” and “SCNX”, respectively, and that the business will continue as a Nasdaq-listed company.

TAMPA, FL, September 24, 2024 (GLOBE NEWSWIRE) — TRxADE Health, Inc. (the “Company”) (Nasdaq: MEDS) and Scienture, LLC (“Scienture”), a wholly owned subsidiary of the Company, today announced that the Company has changed its name to “Scienture Holdings, Inc.” Effective as of September 23, 2024, the Company’s stock is now trading on the Nasdaq Stock Market LLC under the new ticker symbol “SCNX”.

Scienture Holdings, Inc., through its wholly owned subsidiaries, Scienture and Integra Pharma Solutions, LLC (“IPS”), is a comprehensive pharmaceutical product company focused on providing enhanced value to patients, physicians and caregivers by offering novel specialty products to satisfy unmet market needs. Our products are in development across therapeutic areas and indications, and cater to different market segments and channels.

Our executive team and board of directors, listed below, consist of accomplished industry veterans, bringing many years of experience and leadership.

Suren Ajjarapu – CEO of the Company and Chairman of the Board of Directors (the “Board”)

Prashant Patel – President, Interim CFO and COO of the Company and Member of the Board

Shankar Hariharan, Ph.D. – CEO of Scienture and Member of the Board Narasimhan Mani, Ph.D., MBA – President of Scienture and Member of the Board

Donald Fell – Member of the Board

Mayur Doshi – Member of the Board

Subbarao Jayanthi – Member of the Board

About Scienture, LLC

Scienture, LLC is a NY based pharmaceutical company. We are a highly experienced team of industry professionals who are passionate about developing unique specialty product concepts and solutions that bring enhanced value to patients and healthcare systems. Our assets in development are across therapeutics areas, indications and cater to different market segments. Scienture is a fully fitted company with strategic capabilities across R&D, Manufacturing, Sales and Marketing and Commercial Operations. For more information, visit Scienture’s website at www.scienture.com/scienture-llc/.

About Integra Pharma Solutions, LLC

Integra Pharma Solutions, LLC is the pharmaceutical supplier of choice for healthcare organizations of all sizes. Our expertise in the distribution of products extends all healthcare markets including Government Organizations, Hospitals, Clinics, and Independent Pharmacies nationwide. IPS holds pharmaceuticals distributor licenses in 39 states and supplies pharmaceuticals, diabetic supplies, veterinary, PPE products and more. It offers efficient solutions to manufacturers and distributors to further lower cost and increase pharmaceutical access. For more information, visit IPS’ website at www.rxintegra.com.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Contacts:

Scienture Holdings, Inc.

Scienture Holdings, Inc.

6308 Benjamin Rd, Suite 708

Tampa, Florida 33634

Phone: (866) 468-6535

Email: IR@Rxintegra.com

Scienture, LLC

Scienture, LLC

20 Austin Boulevard

Commack, New York 11725

Phone: (631) 670-6039

Email: IR@Scienture.com